Exhibit 10.25

Execution Copy

FIFTH AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (the “Amendment”) is made and entered into effective as of the 1st day of March, 2005, by and among COMFORT SYSTEMS USA, INC., a Delaware corporation (“Borrower”); BANK OF TEXAS NA, as a Lender and as Administrative Agent (“Administrative Agent”); HIBERNIA NATIONAL BANK, as a Lender and as Documentation Agent; and the Lenders (“Lenders”) and Guarantors (“Guarantors”) set forth on the signature pages hereto.

RECITALS:

WHEREAS, Borrower, the Administrative Agent, the Document Agent and the Lenders entered into an Amended and Restated Credit Agreement dated December 31, 2003, as amended by the First Amendment to Amended and Restated Credit Agreement dated as of May 12, 2004, the Second Amendment to Amended and Restated Credit Agreement dated as of June 10, 2004, the Third Amendment to Amended and Restated Credit Agreement dated as of June 23, 2004 and the Fourth Amendment to Amended and Restated Credit Agreement dated as of December 23, 2004  (the “Credit Agreement”), pursuant to which Borrower amended and restated the Prior Credit Documents; and

WHEREAS, Borrower, Administrative Agent, Document Agent, Lenders and Guarantors desire to amend the Credit Agreement as herein set forth to add an additional Surety and to authorize an increase in bonding capacity.

NOW THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                       Definitions.  Except as otherwise provided below, unless the context hereof indicates otherwise, all capitalized terms used herein shall have the same meaning as such capitalized terms are defined in the Credit Agreement.

2.                                       Amendments to the Credit Agreement.  The Credit Agreement is, subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, hereby amended as follows:

(a)                                  Definitions.  The following defined terms set forth in Article I of the Credit Agreement are hereby amended to read as follows:

“‘Indemnity Agreement’ means that certain Underwriting, Indemnity, and Security Agreement dated October 23, 2003 among Borrower, the other Restricted Persons and Federal Insurance Company, as amended by First Amendment to Underwriting, Indemnity, and Security Agreement entered into as of the 1st day of March, 2005, among Borrower, the other Restricted Persons, Federal Insurance Company and Arch Insurance Company, and as amended by any other amendment thereto that is in compliance with Section 7.12.

‘Intercreditor Agreement’ means that certain Intercreditor Agreement dated October 23, 2003 between Federal Insurance Company and the Prior Agent, as amended by First Amendment to Intercreditor Agreement, made and entered into the 1st day of March, 2005, among Federal Insurance Company, Arch Insurance Company and the Administrative Agent on behalf itself and the other Lenders, and as amended by any other amendment thereto that is executed by the Administrative Agent on behalf of itself and the other Lenders.

‘Surety’ means, collectively or individually, as the case may be:

(a)                                  Federal Insurance Company, an Indiana corporation, its Affiliates and Subsidiaries and their respective co-sureties and reinsurers, and their respective successors and permitted assigns, and

(b)                                 Arch Insurance Company, a Missouri corporation, its Affiliates and Subsidiaries and their respective co-sureties and reinsurers, and their respective successors and permitted assigns.”

(b)                                 Section 7.12(b) is hereby amended by deleting “30 percent” in subparagraph (ii)(x) and inserting, in lieu thereof, “35 percent” and by deleting “$225,000,000” in subparagraph (ii)(y)  and inserting, in lieu thereof, “$275,000,000.”

(c)                                  Sections 5.13 and 5.14 to Schedule 5 to the Credit Agreement shall be deleted and replaced with the corresponding Schedules attached hereto.

3.                                       Conditions Precedent to Effectiveness of Amendment.  This Amendment shall become effective when, and only when, the Administrative Agent shall have received:

(a)                                  Counterparts of this Amendment duly executed by Borrower, Guarantors and the Required Lenders (unless otherwise indicated) being dated the date hereof, in form and substance reasonably satisfactory to the Administrative Agent, and

(b)                                 a counterpart of the First Amendment to Intercreditor Agreement duly executed by Federal Insurance Company, Arch Insurance Company and the Administrative Agent, and acknowledged by the Borrower and the Guarantors; and

(c)           a copy of the First Amendment to Underwriting, Indemnity, and Security Agreement duly executed by Federal Insurance Company, Arch Insurance Company, the Borrower, and the Guarantors, in form and substance reasonably satisfactory to the Administrative Agent.

Borrower agrees to pay to the Administrative Agent for the account of the Lenders, promptly after the effective date of this Fifth Amendment, an amendment fee in the amount of $45,000.  The Administrative Agent shall disburse a portion of said amendment fee to each lender based upon the ratio of such Lender’s Revolving Loan Percentage Share.

Borrower agrees to pay promptly after receipt of an invoice therefore the reasonable fees and expenses of counsel to the Administrative Agent in connection with the preparation and negotiation of this Amendment and all documents and instruments contemplated hereby.

4.                                       Representations and Warranties of Borrower.  Borrower represents and warrants as follows:

(a)                                  Borrower and Guarantors are each duly authorized and empowered to execute, deliver and perform this Amendment and all other instruments referred to or mentioned herein to which it is a party, and all action on their part requisite for the due execution, delivery and the performance of this Amendment has been duly and effectively taken.

(b)                                 After giving affect to this Amendment, the representations and warranties contained in the Credit Agreement, as amended hereby, and any other Loan Documents executed in connection herewith or therewith are true in all material respects on and as of the date hereof as though made on and as of the date hereof, except to the extent that such representation or warranty was made as of a specific date, in which case such representation or warranty was true in all material respects when made;

(c)                                  After giving affect to this Amendment, no event has occurred and is continuing which constitutes a Default; and

(d)                                 When duly executed and delivered, each of this Amendment and the Credit Agreement will be legal and binding obligations of Borrower, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors’ rights and by equitable principles of general application.

5.                                       Reference to and Effect on the Loan Documents.

(a)                                  Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference in the Loan Documents shall mean and be a reference to the Credit Agreement as amended hereby.

(b)                                 Except as specifically amended above, the Credit Agreement, the Notes, and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.  Without limiting the generality of the foregoing, the Security Documents and all collateral described therein do and shall continue to secure the payment of all obligations of Borrower under the Credit Agreement as amended hereby, the Notes, and under the Security Documents.

(c)                                  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lender under any of the Security Documents, nor constitute a waiver of any provision of any of the Security Documents.

6.                                       Costs and Expenses.  Borrower agrees to pay on demand all costs and expenses of Lenders in connection with the preparation, reproduction, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including the reasonable fees and out-of-pocket expenses of counsel for Lenders.  In addition, Borrower shall pay any and all fees payable or determined to be payable in connection with the execution and delivery, filing or recording of this Amendment and the other instruments and documents to be delivered hereunder, and agrees to save Lenders harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such fees.

7.                                       Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

8.                                       Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of Texas.

9..                                    Final Agreement.  THIS WRITTEN AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed in multiple counterparts, each of which is an original instrument for all purposes, all as of the day and year first above written.

BORROWER:

COMFORT SYSTEMS USA, INC.

By:	/s/ J. Gordon Beittenmiller
J. Gordon Beittenmiller
Executive Vice President and
Chief Financial Officer

LENDERS:

BANK OF TEXAS NA,
Administrative Agent and Lender

	By:	/s/ Edward H. Braddock
Edward H. Braddock
Vice President

HIBERNIA NATIONAL BANK,
Documentation Agent,
LC Issuer and Lender

	By:	/s/ Michael Meiss
Michael Meiss
Senior Vice President

BANK OF SCOTLAND, Lender

	By:	/s/

FIRSTCAPITAL BANK, SSB, Lender

By:	/s/ William H. Fowler
William H. Fowler
Senior Vice President

RZB FINANCE LLC, Lender

By:	/s/

By:	/s/

FIRST BANK & TRUST, Lender

By:	/s/ Michael S. Martin
Michael S. Martin
Vice President

GUARANTORS:

ACI MECHANICAL, INC.
ACI MECHANICAL USA, INC.
ARC COMFORT SYSTEMS USA, INC.
ACCURATE AIR SYSTEMS, L.P., by Atlas-
Accurate Holdings, L.L.C., as General Partner
ACCU-TEMP GP, INC.
ACCU-TEMP LP, INC.
AIRTEMP, INC.
ATLAS-ACCURATE HOLDINGS, L.L.C.,
by CS53 Acquisition Corp., as Acting Member
ATLAS COMFORT SYSTEMS USA, LP (f/k/a
Atlas Air Conditioning Company, L.P.) by
Atlas-Accurate Holdings, L.L.C., as General Partner
BATCHELOR’S MECHANICAL CONTRACTORS, INC.
BCM CONTROLS CORPORATION
CALIFORNIA COMFORT SYSTEMS USA, INC.
CENTRAL MECHANICAL, INC.
CLIMATE CONTROL, INC.
COMFORT SYSTEMS USA (ARKANSAS), INC.
COMFORT SYSTEMS USA (BALTIMORE), INC.
COMFORT SYSTEMS USA (BRISTOL), INC.
COMFORT SYSTEMS USA (OHIO), INC.
(f/k/a Comfort Systems USA (Cleveland), Inc.)
COMFORT SYSTEMS USA (FLORIDA), INC.
COMFORT SYSTEMS USA G.P., INC.
COMFORT SYSTEMS USA (HARTFORD), INC.
COMFORT SYSTEMS USA
(INTERMOUNTAIN), INC.
COMFORT SYSTEMS USA NATIONAL
ACCOUNTS, LLC (f/k/a Accu-Temp, LLC)
by Accu-Temp LP, Inc., as acting member
COMFORT SYSTEMS USA (SYRACUSE), INC. COMFORT SYSTEMS USA (TEXAS), L.P., by
Comfort Systems USA G.P., Inc., as
General Partner
COMFORT SYSTEMS USA (TWIN CITIES), INC.
COMFORT SYSTEMS USA (WESTERN
MICHIGAN), INC.
CS44 ACQUISITION CORP.
CS53 ACQUISITION CORP.
DESIGN MECHANICAL INCORPORATED
EASTERN HEATING & COOLING, INC.

GRANITE STATE PLUMBING & HEATING, LLC
GULFSIDE MECHANICAL, INC.
H & M MECHANICAL, INC.
HELM CORPORATION
HESS MECHANICAL CORPORATION
J & J MECHANICAL, INC.
JAMES AIR CONDITIONING ENTERPRISE INC.
MARTIN HEATING, INC.
MECHANICAL TECHNICAL SERVICES, L.P.,
by Atlas-Accurate Holdings, L.L.C., as General Partner
MJ MECHANICAL SERVICES, INC.
NEEL MECHANICAL CONTRACTORS, INC.
NORTH AMERICAN MECHANICAL, INC.
QUALITY AIR HEATING & COOLING, INC.
S&K AIR CONDITIONING CO., INC.
S.I. GOLDMAN COMPANY, INC.
S.M. LAWRENCE COMPANY, INC. (successor by
merger to CEL, Inc.)
SA ASSOCIATES, INC.
SALMON & ALDER, L.L.C., by SA Associates, Inc.,
as acting member
SEASONAIR, INC.
SHEREN PLUMBING & HEATING, INC.
TARGET CONSTRUCTION, INC.
TEMP-RIGHT SERVICE, INC.
THE CAPITAL REFRIGERATION COMPANY
TRI-CITY MECHANICAL, INC.
UNITED ENVIRONMENTAL SERVICES, L.P.,
by Atlas-Accurate Holdings, L.L.C., as
General Partner
WESTERN BUILDING SERVICES, INC.

By:	/s/ J. Gordon Beittenmiller
J. Gordon Beittenmiller
Vice President & Assistant Secretary

SECTION 5.13 to SCHEDULE 5

Names and Places of Business

NO.	COMPANY NAME AND ADDRESS	PRIOR ADDRESS	PRIOR NAMES ANDTRADE NAMES
1.	ACI Mechanical, Inc. 3116 S. Duff Avenue Ames, IA 50010
2.	ACI Mechanical USA, Inc. 5851 Alder Ave., Ste. A Sacremento, CA 95828
3.	ARC Comfort Systems USA, Inc. 1110 East Douglas Avenue Visalia, CA 93292		American Refrigeration Contractors MDC Service Corporation Superior Mechanical Systems, Inc.
4.	Accurate Air Systems, L.P. 9745 Bent Oak Drive Houston, TX 77040
5.	Accu-Temp GP, Inc. 777 Post Oak Blvd., Suite 500 Houston, TX 77056
6.	Accu-Temp LP, Inc 777 Post Oak Blvd., Suite 500 Houston, TX 77056
7.	AIRTEMP, INC. 11 Wallace Avenue South Portland, ME 04106
8.	Atlas-Accurate Holdings, L.L.C. 777 Post Oak Blvd., Suite 500 Houston, TX 77056
9.	Atlas Comfort Systems USA, L.P. 4133 Southerland Houston, TX 77092		Atlas Air Conditioning Company, L.P.
10.	Batchelor’s Mechanical Contractors, Inc. 3110 Old Shell Road Mobile, AL 36607
11.	BCM Controls Corporation 19 Wheeling Avenue Woburn, MA 01801
12.	California Comfort Systems USA, Inc. 650 Alpine Way Escondido, CA 92029		Helm San Diego Corporation RMC2 Mechanical Systems Weather Engineering, Inc.
13.	Central Mechanical, Inc. 2826 Mine & Mill Road Lakeland, FL. 33801		Central Construction
14.	Climate Control, Inc. 1057 Bill Tuck Highway South Boston, VA 24592		CCI Systems Comfort Systems USA (South Boston) Comfort Systems USA (Raleigh)
15.	Comfort Systems USA (Arkansas), Inc. 4806 Rixey Road North Little Rock, AR 72117		River City Mechanical Incorporated
16.	Comfort Systems USA (Baltimore), Inc.	2105 Emmorton Park Road,

	2105 Emmorton Park Road, Suite 104 Edgewood, MD 21040	Suite 211 Edgewood, MD 21040
17.	Comfort Systems USA (Bristol), Inc. 294 Blevins Blvd. Bristol, VA 24202		Fred Hayes Mechanical Contractors
18.	Comfort Systems USA (Ohio), Inc. 30300 Bruce Industrial Parkway Solon, OH 44139		Comfort Systems USA (Cleveland), Inc. Tech Heating and Air Conditioning, Inc.
19.	Comfort Systems USA (Florida), Inc. 799 Bennett Drive Longwood, FL 32750	1026 Savage Court Longwood, FL 32750	All Temp Services Drake Corporation Air Masters of Tampa Bay
20.	Comfort Systems USA G.P., Inc. 777 Post Oak Blvd., Suite 500 Houston, TX 77056
21.	Comfort Systems USA (Hartford), Inc. 50 Baker Hollow Road, Suite A Windsor, CT 06095		The Harvey Robbin Company
22.	Comfort Systems USA (Intermountain), Inc. 2035 S. Milestone Drive Salt Lake City, UT 84104		CSI/Bonneville Contract Service Freeway Heating & Air Conditioning Pond Plumbing & Heating Salmon & Alder
23.	Comfort Systems USA National Accounts, LLC 2655 Fortune Circle West, Suites E & F Indianapolis, IN 461241	660 Virginia Avenue Indianapolis, IN 46203	Accu-Temp, LLC
24.	Comfort Systems USA (Syracuse), Inc. 6500 New Venture Gear Drive East Syracuse, NY 13057		Armani Plumbing & Mechanical Woodcock & Associates Abj Fire Protection
25.	Comfort Systems USA (Texas), L.P. 777 Post Oak Blvd., Suite 500 Houston, TX 77056
26.	Comfort Systems USA (Twin Cities), Inc. 2611 Hamline Avenue North, Suite 150 Roseville, MN 55113		EDS Energy Development Services
27.	Comfort Systems USA (Western Michigan), Inc. 799 Bennett Drive Longwood, FL 32750	5325 Six Mile Court Comstock Park, MI 49321	River City Mechanical Troost Service Co. H & H Plumbing
28.	CS44 Acquisition Corp. 1208 First Street, Suite B Humble, TX 77338		Service Refrigeration Edmund’s
29.	CS53 Acquisition Corp. 777 Post Oak Blvd., Suite 500 Houston, TX 77056
30.	Design Mechanical Incorporated 168 CTC Blvd., Suite #D Louisville, CO 80027
31.	Eastern Heating & Cooling, Inc. 880 Broadway Albany, NY 12207-1316
32.	Granite State Plumbing & Heating, LLC 546 Mast Road Goffstown, NH 03045		Granite State Plumbing and Heating, LLC

2

33.	Gulfside Mechanical, Inc. 435 Corday Street Pensacola, FL 32503
34.	H & M Mechanical, Inc. 135 Belcher Drive Pelham, AL 35124
35.	Helm Corporation 168 CTC Blvd., Suite #D Louisville, CO. 80027
36.	Hess Mechanical Corporation 9600 Fallard Court Upper Marlboro, MD 20772-6703
37.	J & J Mechanical, Inc. 4006 South Brook Louisville, KY 40214
38.	James Air Conditioning Enterprise Inc. Carr#1KM-23 HM.0.B.O. Rio Guaynabo, PR 00970
39.	Martin Heating, Inc. 2035 S. Milestone Drive Salt Lake City, UT 84104	1655 W. High School Road Jackson Hole, WY 83001
40.	Mechanical Technical Services, L.P. 7808 Danz Blvd. Austin, TX 78724
41.	MJ Mechanical Services, Inc. 2040 Military Road Tonawanda, NY 14150		JM State Refrigeration
42.	Neel Mechanical Contractors, Inc. 250 Commercial Drive Thomasville, GA 31757
43.	North American Mechanical, Inc. 6135 North American Lane De Forest, WI 53532
44.	Quality Air Heating & Cooling, Inc. 3395 Kraft Avenue, SE Grand Rapids, MI 49512		Precision Air
45.	S&K Air Conditioning Co., Inc. 1810 East Park Avenue Valdosta, GA 31602
46.	S. I. Goldman Company, Inc. 799 Bennett Drive Longwood, FL 32750		Central Construction Mechanical Service Group
47.	S.M. Lawrence Company, Inc. 245 Preston Street Jackson, TN. 38301		CEL, Inc. Casey Electric
48.	SA Associates, Inc. 2035 S. Milestone Drive Salt Lake City, UT. 84104		Salmon & Alder
49.	Salmon & Alder, L.L.C. 2035 S. Milestone Drive Salt Lake City, UT 06095
50.	Seasonair, Inc. 16001-A Industrial Drive Gaithersburg, MD 20877
51.	Sheren Plumbing & Heating, Inc. 81 U.S. 31 South	3801 Rennie School Road Traverse City, MI 49684

3

Traverse City, MI 49684
52.	Target Construction, Inc. 901 Northland Drive Rockford, MI 49341
53.	Temp-Right Service, Inc. 101 North Catlin Missoula, MT 59801
54.	The Capital Refrigeration Company 619 E. Jefferson Street Montgomery, AL 36104
55.	Tri-City Mechanical, Inc. 6875 W. Galveston Chandler, AZ. 85226		Dave’s Refrigeration
56.	United Environmental Services, L.P. 4107 New West Drive Pasadena, TX 77507	2500 Market Street Baytown, TX 77520
57.	Western Building Services, Inc. 800 E. 64th Avenue, Suite 17 Denver, CO. 80229		Colorado Plumbing Service B.E.S.T. HVAC

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SECTION 5.14 to SCHEDULE 5

Subsidiaries

ENTITY NUMBER	NAME OF ENTITY	STATE OF ORGANIZATION

1.	ACI Mechanical, Inc.	Delaware
2.	ACI Mechanical USA, Inc.	Delaware
3.	ARC Comfort Systems USA, Inc.	Delaware
4.	Accurate Air Systems, L.P.	Texas
5.	Accu-Temp GP, Inc.	Delaware
6.	Accu-Temp LP, Inc.	Delaware
7.	AIRTEMP, INC.	Delaware
8.	Atlas-Accurate Holdings, L.L.C.	Delaware
9.	Atlas Comfort Systems USA, L.P.	Texas
10.	Batchelor’s Mechanical Contractors, Inc.	Alabama
11.	BCM Controls Corporation	Massachusetts
12.	California Comfort Systems USA, Inc.	California
13.	Central Mechanical, Inc.	Delaware
14.	Climate Control, Inc.	Delaware
15.	Comfort Systems USA (Arkansas), Inc.	Delaware
16.	Comfort Systems USA (Baltimore), Inc.	Delaware
17.	Comfort Systems USA (Bristol), Inc.	Delaware
18.	Comfort Systems USA (Ohio), Inc.	Ohio
19.	Comfort Systems USA (Florida), Inc.	Florida
20.	Comfort Systems USA G.P., Inc.	Delaware
21.	Comfort Systems USA (Hartford), Inc.	Delaware
22.	Comfort Systems USA (Intermountain), Inc.	Utah
23.	Comfort Systems USA National Accounts, LLC	Indiana
24.	Comfort Systems USA (Syracuse), Inc.	New York
25.	Comfort Systems USA (Texas), L.P.	Texas
26.	Comfort Systems USA (Twin Cities), Inc.	Minnesota
27.	Comfort Systems USA (Western Michigan), Inc.	Michigan
28.	CS44 Acquisition Corp.	Delaware
29.	CS53 Acquisition Corp.	Delaware
30.	Design Mechanical Incorporated	Delaware
31.	Eastern Heating & Cooling, Inc.	New York
32.	Granite State Plumbing & Heating, LLC	Delaware
33.	Gulfside Mechanical, Inc.	Delaware
34.	H & M Mechanical, Inc.	Delaware
35.	Helm Corporation	Colorado
36.	Hess Mechanical Corporation	Delaware
37.	J & J Mechanical, Inc.	Kentucky
38.	James Air Conditioning Enterprise Inc.	Puerto Rico
39.	Martin Heating, Inc.	Wyoming

ENTITY NUMBER	NAME OF ENTITY	STATE OF ORGANIZATION

40.	Mechanical Technical Services, L.P.	Texas
41.	MJ Mechanical Services, Inc.	Delaware
42.	Neel Mechanical Contractors, Inc.	Delaware
43.	North American Mechanical, Inc.	Delaware
44.	Quality Air Heating & Cooling, Inc.	Michigan
45.	S&K Air Conditioning Co., Inc.	Georgia
46.	S. I. Goldman Company, Inc.	Delaware
47.	S.M. Lawrence Company, Inc.	Tennessee
48.	SA Associates, Inc.	Utah
49.	Salmon & Alder, L.L.C.	Utah
50.	Seasonair, Inc.	Maryland
51.	Sheren Plumbing & Heating, Inc.	Delaware
52.	Target Construction, Inc.	Delaware
53.	Temp-Right Service, Inc.	Delaware
54.	The Capital Refrigeration Company	Delaware
55.	Tri-City Mechanical, Inc.	Arizona
56.	United Environmental Services, L.P.	Texas
57.	Western Building Services, Inc.	Colorado